UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 789-9283

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2024, Longboard Pharmaceuticals, Inc. ("Longboard") issued a press release announcing its financial results for the quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless Longboard expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.

Included as Exhibit 99.2 to this Form 8-K is a corporate presentation dated August 1, 2024, that is incorporated herein by reference. We intend to utilize this presentation and its contents in various meetings with securities analysts, investors and others.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be incorporated by reference into any filing we make with the U.S. Securities and Exchange Commission, whether before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On August 1, 2024, we announced LP659 Phase 1 single ascending dose (SAD) topline data from a study of 32 healthy volunteers.

LP659 was generally safe and well tolerated in this SAD study.

•
Adverse events were mild
•
No treatment emergent adverse events (TEAEs) leading to discontinuation
•
No serious adverse events (SAEs) observed
•
Impact on heart rate was low throughout the study with no first dose bradycardia
•
No abnormal electrocardiograms, no atrioventricular (AV) block, and no abnormal echocardiograms
•
No abnormal pulmonary/spirometry and ophthalmologic assessments
•
No infections reported

LP659 demonstrated a rapid reduction of lymphocytes in a dose- and formulation-dependent manner in this SAD study.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 1, 2024
99.2	Longboard Pharmaceuticals corporate presentation dated August 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: August 1, 2024	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer